Investor Presentation As of June 30, 2007

FORWARD LOOKING STATEMENTS Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the second quarter of 2007 is based on preliminary unaudited data and is subject to change.

POPULAR AT A GLANCE Founded in 1893 Diversified financial services and transaction processing company. Operations in Puerto Rico, the Caribbean, the mainland United States and Central America. 36th largest U.S. bank holding company in assets (as of 3/31/07). Popular, Inc. and its related subsidiaries are regulated by the Federal Reserve Bank of NY, the OCC and the Office of the Commissioner of Financial Institutions of Puerto Rico. Leader in ATM/POS electronic data processing in the Caribbean. $47.0 billion in assets, $25.4 billion in deposits and $3.7 billion of equity as of 6/30/07.

POPULAR'S STRATEGIC OBJECTIVES Continue to deliver best in class returns to our shareholders Puerto Rico Strengthen our competitive position in our main market by offering the best and most complete financial services in an efficient and convenient manner. Our services will respond to the needs of all segments of the market in order to earn their trust, satisfaction and loyalty. United States Expand our franchise in the United States by offering complete financial services to the communities we serve and targeted products to niche markets while capitalizing on our strengths in the Hispanic market. Processing Provide added value by offering integrated technology solutions and transaction processing. PNA

PUERTO RICO HIGHLIGHTS 2006 Source: Government Development Bank of Puerto Rico and Bloomberg Professional System *Finance, insurance, and real estate Economy Economy Economy Economy 2006 2005 % Economic Activity Index 135.80 138.60 -2.02% GNP billions 56.69 53.60 5.76% GDP billions 86.46 82.65 4.61% GNP per capita thousands 14.46 13.73 5.30% Population millions 3.92 3.90 .43%

PUERTO RICO Economic Update PUERTO RICO Economic Update Source: Planning Board of Puerto Rico Puerto Rico is currently in recession. Consumers have been affected by deteriorating confidence, higher oil prices and taxes, and a difficult political environment. The Puerto Rico Government's fiscal situation is still not definitively resolved; revenues are lagging projections. 2007 YTD change over 2006: -15.4% 2006 vs. 2005: -10.9% 2007 YTD change over 2006: -.2% 2006 vs. 2005: -2.2% ($ Millions) ($ Millions) 2007 YTD change over 2006: 1.7% 2006 vs. 2005: -2.8%

BANCO POPULAR DE PUERTO RICO Leading Market Share 3/31/07 23.09% in loans* 34.35% in deposits** As of 6/30/07: $24.6 billion in assets $15.6 billion in deposits 4,887 employees * Net of unearned income ** Excludes brokered deposits Leading financial institution on the island with 189 local branches Leading financial institution on the island with 189 local branches

Non-Banking Subsidiaries as of 6/30/07 PUERTO RICO FORTRESS YTD 2007 Revenues - $11.8 Million 1 Office & presence at some BPPR branches 159 Employees YTD 2007 Originations - $778.6 Million $1,549 Million in Total Assets 32 Mortgage Centers 470 Employees YTD 2007 Deals - $4.7 Billion $4.1 Billion Assets under Management 7 Offices Retail presence at all BPPR branches (33 Rep's.) 103 Employees $234 Million in Total Assets 44 Offices, 7 Mortgage Centers and 1 Credit Sales Center 330 Employees $1,778 Million in Total Assets 14 Branches 341 Employees $3.6 Billion Assets under Management $507.3M - Fixed Income $222.2M - Equity $2,848M - Bond Hedge Funds/Mutual Funds YTD 2007 Revenues - $10.9 Million (Division of BPPR)

UNITED STATES MAINLAND OPERATIONS US Distribution System: Banco Popular North America: 144 branches in NY, CA, TX, NJ, FL and IL; Popular Financial Holdings: 137 offices in 16 states. Popular Equipment Finance: 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. 14 offices in 13 states. Our presence is concentrated in the fastest growing markets in the U.S. and we successfully target underserved niche markets, benefiting from the attractive Hispanic demographics. Among the top 4 lenders under Small Business Administration (SBA) Program. Other targeted businesses include: money service businesses, condominium association lending, McDonald's franchisee credit, mixed-use properties and equipment financing. Total assets in the mainland amounted to $20.6 billion as of 6/30/07, representing approximately 44% of total corporate assets.

Non-Banking Operations Banking Operations California $3.3B Total Assets 50 Branches 345 Employees Florida $1.9B Total Assets 20 Branches 343 Employees Texas $1.7B Total Assets 7 Branches 153 Employees Illinois $2.0B Total Assets 20 Branches 530 Employees New York/New Jersey $4.0B Total Assets 47 Branches 651 Employees Total BPNA as of 6/07 $12.9B Total Assets 144 Branches 2,827 Employees YTD 2007 Loan Originations - $1 Billion Assets - $7.7 Billion Offices - 137 in 16 States Employees - 932 Assets - $319 Million Offices - 14 in 13 States Employees - 76 YTD 2007 Revenues - $4.1 Million Employees - 36 U.S.A. YTD 2007 Deals - $16.5 Billion 21 Employees E-Loan $1.5B Deposits YTD 2007 Loan Originations-$2.1B 805 Employees As of 6/30/07 POPULAR NORTH AMERICA EQUIPMENT FINANCE

PROCESSING STRATEGY Over 20 years of experience in ATH/POS Networks to Latin America Penetrate the U.S. market focusing on financial transaction processing and merchant processing Invest significantly in new technology developments Main initiatives $120M revenues as of 6/30/07 Over 900M transactions processed in 2006 Offices in 7 countries, servicing customers in 15 countries 1,735 Employees Financials Build EVERTEC into a full service 3rd party provider with a dominant presence in the Caribbean Basin and significant penetration of the small business merchant processing and U.S. community banking niches.

Ten-Year CAGR (1996 - 2006): 6.80%2 Five-Year CAGR (2001 - 2006): 3.27% Net Income Growth (In Millions $) 1 Include securities net gains of $15.3M, $52.1M & $4.4M, respectively. 2 6.67% excluding securities gain. 3 Analyst Estimates for 2007 1 1 1 3

Line of Business - Net Income (In thousands $) Notes: PFH figures include E-Loan up to 4Q 06. Includes $20 million restructuring charges in 4Q 06 and $15.1M in 1Q 07.

(1) Non-interest expense divided by net interest income plus non-interest income (Excludes gain/losses on sale and valuation adjustments of securities and non-recurring income such as gain on the sale of real estate). (2) Taxable equivalent Financial Performance Ratio 12/31/05 12/31/06 6/30/07 Ratio Year Year Quarter Return on Assets 1.17% 0.74% .64% Return on Equity 17.12 9.73 7.80 Efficiency Ratio(1) 62.30 67.16 62.94 Net Interest Margin(2) 3.59 3.44 3.60 Non Interest Income / Total Revenue 35.54 36.18 35.38

Total Loans as of 6/30/07: $32.8 billion (70% of total assets as of 6/30/07) 5 year CAGR 2002-2007: 10.83% 3 year CAGR 2004-2007: 4.45% Loan Portfolio ($ in millions) * * As of 6.30.07

Asset Quality Ratio 12/31/05 12/31/06 3/31/07 Ratio Quarter Quarter Quarter Allowance to Loans 1.88% 1.87% 1.92% Non-Performing Loans to Loans .48 .54 .54 Allowance to Non-Performing Loans to Loans 392.65 343.38 357.37 All ratios exclude loans held for sale. (1) In 2004, 2005 & 2006, residential mortgages represented 64%, 59% and 59% of NPA, respectively. Recalculating Credit Quality Ratios Excluding Residential Mortgages and FASB 114 Assets Ratio 12/31/05 12/31/06 6/30/07 Ratio Yearly Yearly Quarter Net Charge-Offs to Average Loans 0.62% 0.74% 1.16% Provision to Net Charge-Offs 1.09x 1.25x 1.25x Allowance to Loans 1.49 1.63 1.76 Non-Performing Loans to Loans(1) 1.77 2.24 2.67

Interest Only Strips ("IO's") and Mortgage Servicing Rights ("MSR's") Balances of IO's and MSR's for the following periods were: ($ thousands) 6/30/06 6/30/07 IO's $74,769 $38,264 MSR's $155,243 $197,872 Total $230,012 $236,136

Popular Inc. Mortgage Loan Exposure at PFH 3/31/07 (1) Excludes $2.1B in "off-balance sheet" securitizations with outstanding IO's and MSR's of $33M & $31M respectively. (2) Includes $4,240M (70% sub-prime) of "on-balance sheet" securitizations with over-collateralization of $269M (limit risk exposure to the Company). - For more information refer to 3/31/07 10Q.

Diversified Funding Sources Total Funding Composition Total=$25.4 Billion* Deposit Composition Total=$46.2 Billion * $1.5B received thru E-Loan.

Increasing Non-Interest Income ($ in millions) * Excludes gain on sale of investment securities and valuation adjustment. Total Non-Interest Income for 2006: $805.2* million 5 Year CAGR 2001 - 2006: 11.29% 3 Year CAGR 2003 - 2006: 13.21%

Strong Capital Position 3/31/07 Average TCE of A rated institutions (Fitch)

REPORTED HISTORICAL EPS 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.67 0.75 0.83 0.92 0.99 1.09 1.31 1.51 1.74 1.77 1.2 0.967 (US $) Ten-Year CAGR: 6.35% Projected Long-Term Growth of 10.50% vs. Peer Median of 8.67% * Based on IBES consensus estimates 12/31/07 ** Years 2003-2006 exclude marketable securities gains. *

Main Challenges in 2007 Managing effectively credit challenges in P.R., and in remaining subprime mortgage portfolio. Complete U.S. reorganization. Continuing cost control initiatives Continue strengthening our competitive position in P.R.

Investor Presentation